UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-21940

EIP Investment Trust

(Exact name of registrant as specified in charter)

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Address of principal executive offices) (Zip code)

Linda Longville

c/o Energy Income Partners, LLC

49 Riverside Avenue

Westport, CT 06880

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-349-8232

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

EIP Growth and Income Fund	March 31, 2015

Schedule of Investments (unaudited)

Par Value		Fair Value

CORPORATE NOTES AND BONDS – 45.52%†

	Consumer Non-cyclicals – 13.36%†

$ 1,500,000	Coca-Cola Co. 1.500%, 11/15/15 (a)	$1,510,506
1,500,000	Merck & Co., Inc. 0.446%, 05/18/16 (a) (b)	1,502,735

		3,013,241

	Financial – 7.77%†

1,750,000	General Electric Capital Corp., MTN 0.451%, 01/08/16 (a) (b)	1,752,709

	Technology – 24.39%†

5,500,000	Apple, Inc. 0.303%, 05/03/16 (a) (b)	5,503,817

	Total Corporate Notes and Bonds (Cost $10,263,266)	10,269,767

Shares

MASTER LIMITED PARTNERSHIPS – 35.75%†

	Consumer Cyclicals – 3.13%†

11,900	AmeriGas Partners, LP	$568,106
5,100	Westlake Chemical Partners LP	136,782

		704,888

	Energy – 27.76%†

8,800	Alliance Holdings GP, LP	454,872
8,000	Alliance Resource Partners, LP	267,440
11,500	Columbia Pipeline Partners LP (c)	318,435
2,200	Cone Midstream Partners, LP (c)	38,302
4,200	Energy Transfer Equity, LP	266,112
7,350	Energy Transfer Partners, LP	409,763
25,438	Enterprise Products Partners, LP	837,673
6,800	EQT Midstream Partners, LP	528,088
7,158	Holly Energy Partners, LP	225,048
1,000	Magellan Midstream Partners, LP	76,710
5,200	Natural Resource Partners, LP	35,256
14,000	Nextera Energy Partners, LP (d)	613,480
4,686	ONEOK Partners, LP	191,376
1,000	Phillips 66 Partners, LP	70,670
1,000	Plains All American Pipeline, LP	48,770
3,000	Rose Rock Midstream LP	142,500
5,500	Shell Midstream Partners, LP (c)	214,500
3,400	Spectra Energy Partners, LP	176,086
3,000	Tallgrass Energy Partners LP	151,710
11,000	Targa Resources Partners, LP	454,960
6,009	TC Pipelines, LP	391,486
5,600	TransMontaigne Partners, LP	180,712
3,448	Williams Partners LP	169,711

		6,263,660

	Industrial – 2.29%†

4,200	Golar LNG Partners, LP (d)	112,938
5,000	Hoegh LNG Partners, LP (d)	108,500
7,900	Teekay LNG Partners, LP	295,065

		516,503

Shares		Fair Value

MASTER LIMITED PARTNERSHIPS (continued)

	Utilities – 2.57%†

5,400	Brookfield Renewable Energy Partners, LP	$170,542
15,600	NGL Energy Partners, LP	409,188

		579,730

	Total Master Limited Partnerships (Cost $7,048,194)	8,064,781

UNITED STATES COMMON STOCKS – 32.48%†

	Energy – 18.42%†

33,202	Enbridge Energy Management, LLC (c)	1,207,889
2,400	Enbridge, Inc.	116,400
8,700	Eversource Energy	439,524
33,740	Kinder Morgan, Inc.	1,419,104
5,000	ONEOK, Inc.	241,200
5,000	Pattern Energy Group, Inc.	141,600
11,000	Spectra Energy Corp.	397,870
2,000	TransCanada Corp.	85,440
2,100	Williams Companies, Inc.	106,239

		4,155,266

	Financial – 1.42%†

28,500	CorEnergy Infrastructure Trust, REIT	197,505
4,300	InfraREIT, Inc., REIT	122,937

		320,442

	Utilities – 12.64%†

2,000	American Electric Power Co., Inc.	112,500
2,000	American Water Works Co., Inc.	108,420
6,300	Atmos Energy Corp.	348,390
100	Chesapeake Utilities Corp.	5,061
1,000	IDACORP, Inc.	62,870
700	ITC Holdings Corp.	26,201
4,600	National Grid PLC, Sponsored ADR	297,206
2,000	New Jersey Resources Corp.	62,120
4,100	NRG Yield, Inc.	207,993
11,125	ONE Gas Inc.	480,934
8,500	Piedmont Natural Gas Co., Inc.	313,735
7,000	Public Service Enterprise Group, Inc.	293,440
2,300	SCANA Corp.	126,477
2,500	Sempra Energy	272,550
1,500	South Jersey Industries, Inc.	81,420
1,200	Southern Co.	53,135

		2,852,452

	Total United States Common Stocks (Cost $6,443,078)	7,328,160

See accompanying Notes to Schedule of Investments.

1

EIP Growth and Income Fund	March 31, 2015

Schedule of Investments (unaudited) – continued

Shares		Fair Value

CANADIAN COMMON STOCKS – 8.98%†

	Energy – 3.08%†

15,000	Inter Pipeline Ltd, LP	$386,562
3,100	Pembina Pipeline Corp.	97,953
21,200	Transalta Renewables Inc.	210,067

		694,582

	Utilities – 5.90%†

12,700	Atco Ltd/Canada, Class I	452,429
5,000	Emera, Inc.	162,646
17,100	Enbridge Income Fund Holdings, Inc.	503,596

3,200	Keyera Corp.	212,862

		1,331,533

	Total Canadian Common Stocks (Cost $1,949,771)	2,026,115

HONG KONG COMMON STOCKS † – 1.97%

	Energy – 0.12%†

2,800	Power Assets Holdings LLC, ADR	28,210

	Industrial – 1.85%†

9,700	Cheung Kong Infrastructure Holdings Ltd, ADR	416,936

	Total Hong Kong Common Stocks (Cost $368,413)	445,146

Warrants – 0.08%†

	Energy – 0.08%†

4,480	Kinder Morgan, Inc., Strike Price $40.00, Exp. 05/25/17 (c)	18,368

	Total Warrants (Cost $8,534)	18,368

Total Investments – 124.78%† (Cost $26,081,256)*		28,152,337

Principal

REVERSE REPURCHASE AGREEMENTS (e) – (40.99)%†

$(4,950,000)	With Credit Suisse for Apple, Inc., 0.50% dated 03/31/15, to be repurchased at $4,950,069 on 04/01/15	(4,950,000)
(1,365,000)	With Credit Suisse for Coca-Cola Co., 0.50% dated 03/31/15, to be repurchased at $1,365,019 on 04/01/15	(1,365,000)

Principal		Fair Value

REVERSE REPURCHASE AGREEMENTS (continued)
$ (1,579,375)	With Credit Suisse for General Electric Capital Corp., MTN, 0.50% dated 03/31/15, to be repurchased at $1,579,397 on 04/01/15	$(1,579,375)

(1,353,750)	With Credit Suisse for Merck & Co., Inc., 0.50% dated 03/31/15, to be repurchased at $1,353,769 on 04/01/15	(1,353,750)

Total Reverse Repurchase Agreements (Cost $(9,248,125))		(9,248,125)

Total Investments and Reverse Repurchase Agreements – 83.79%† (Cost $16,833,131)		18,904,212

Other Assets in excess of Liabilities – 16.21%†		3,658,042

Net Assets – 100.00%†		$22,562,254

†	Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.
*	Aggregate cost for federal tax purposes is $26,179,746
(a)	Segregated as collateral for Reverse Repurchase Agreements as of March 31, 2015.
(b)	Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2015.
(c)	Non-income producing security.
(d)	Organized as a limited partnership and has elected to be treated as a corporation for U.S. federal income tax purposes.
(e)	A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
ADR	American Depositary Receipt
MTN	Medium Term Note
REIT	Real Estate Investment Trust

See accompanying Notes to Schedule of Investments.

2

The amount of $147,325 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of March 31, 2015:

	Number of	Notional	Unrealized
Short Futures Outstanding	Contracts	Amount**	Appreciation

Canadian Dollar (6/15)	45	$3,562,650	$11,070

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.

The amount of $1,407,259 in cash was segregated with the custodian to cover the following total return swaps outstanding at March 31, 2015:

Credit Suisse is the counterparty to the below total return swaps.

		Expiration	Notional	Unrealized
Long Total Return Equity Swaps	Pay Rate	Date	Amount***	Appreciation

Atoms Energy Corp.	1 month LIBOR + 100
	basis points	2/24/2016	$16,164	$419

Dominion Midstream Partners, LP	1 month LIBOR + 150
	basis points	2/24/2016	180,450	26,991

Dominion Resources, Inc.	1 month LIBOR + 100
	basis points	2/24/2016	391,888	8,444

Enbridge, Inc. (Canada)	1 month LIBOR + 100
	basis points	2/24/2016	387,195	18,592

Energy Transfer Partners, LP	1 month LIBOR + 150
	basis points	2/24/2016	217,880	4,988

Enterprise Products Partners, LP	1 month LIBOR + 150
	basis points	2/24/2016	225,432	11,528

Eversource Energy	1 month LIBOR + 100
	basis points	2/24/2016	39,808	925

ITC Holdings Corp.	1 month LIBOR + 100
	basis points	2/24/2016	602,912	18,170

Kinder Morgan, Inc.	1 month LIBOR + 100
	basis points	2/24/2016	578,876	20,275

Magellan Midstream Partners, LP	1 month LIBOR + 150
	basis points	2/24/2016	411,804	2,181

Nextera Energy, Inc.	1 month LIBOR + 100
	basis points	2/24/2016	411,880	4,145

Plains All American Pipeline, LP	1 month LIBOR + 150
	basis points	2/24/2016	443,080	20,004

Sempra Energy	1 month LIBOR + 100
	basis points	2/24/2016	184,824	1,622

Tallgrass Energy Partners, LP	1 month LIBOR + 150
	basis points	2/24/2016	92,660	8,424

TransCanada Corp. (Canada)	1 month LIBOR + 100
	basis points	2/24/2016	463,795	6,208

UGI Corp.	1 month LIBOR + 100
	basis points	2/24/2016	151,669	2,462

Williams Companies, Inc.	1 month LIBOR + 100
	basis points	2/24/2016	495,444	46,748

Williams Partners, LP	1 month LIBOR + 150
	basis points	2/24/2016	166,469	8,358

Wisconsin Energy Corp.	1 month LIBOR + 100
	basis points	2/24/2016	210,958	1,802

			$5,673,188	$212,286

*** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.

See accompanying Notes to Schedule of Investments.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	March 31, 2015

(1) Security Valuation: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value (“NAV”) of the EIP Growth and Income Fund’s (the “Fund”) shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter (“OTC”) market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the “Board”) in a manner that most fairly reflects market value of the security on the valuation date as described below.

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or Energy Income Partners, LLC (the “Manager”), acting at the Board’s direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust’s Board, and in accordance with the provisions of the Investment Company Act of 1940, as amended, (the “1940 Act”). At March 31, 2015, there were no fair valued securities.

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

—	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities
—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)
—	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) – continued	March 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the values of each investment in each level as of March 31, 2015 is as follows:

	Total Value at 03/31/2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
ASSETS
Corporate Notes and Bonds*	$10,269,767	—	$10,269,767
Master Limited Partnerships*	8,064,781	8,064,781	—	—
United States Common Stocks*	7,328,160	7,328,160	—	—
Canadian Common Stocks*	2,026,115	2,026,115	—	—
Hong Kong Common Stocks*	445,146	28,210	416,936	—
Cash and Cash Equivalents, Restricted Cash and Foreign Currency	—	—	—	—
Warrants*	18,368	18,368	—	—
Derivatives
Equity Contracts	212,286	—	212,286	—
Foreign Currency Exchange Contracts	11,070	11,070	—	—
Total	28,375,693	17,476,704	10,898,989	—
LIABILITIES
Reverse Repurchase Agreements	9,248,125	—	9,248,125	—
Total	$9,248,125	$—	$9,248,125	$—

*See Schedule of Investments detail for industry breakout.

The Fund did not have any transfers in and out of Level 1 and Level 2 during the three months ended March 31, 2015.

The Fund held no securities or financial instruments during the three months ended March 31, 2015 which measured their fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Schedule of Investments and Statement of Assets and Liabilities. As of March 31, 2015, such liabilities are categorized within the disclosure hierarchy as Level 2 securities.

(2) MLP Common Units: Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) – continued	March 31, 2015

(3) Reverse Repurchase Agreements: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an implied interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the securities furnished by the counterparty. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund’s investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund’s obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received. In addition, many reverse repurchase agreements are short-term in duration (often overnight), and the counterparty may refuse to “roll over” the agreement to the next period, in which case the Fund may temporarily lose the ability to incur leverage through the use of reverse repurchase agreements and may need to dispose of a significant portion of its assets in a short time period.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (“MRA”), which may permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the counterparty, as purchaser of securities, is permitted to sell, re-pledge, or use the financial assets acquired in the transaction. Pursuant to the terms of the MRA, the Trust typically sells securities with a market value in excess of the repurchase price to be paid by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust may be deemed an unsecured creditor with respect to claims against the counterparty for recovery of the value of securities in excess of the repurchase price. There is a risk for any unsecured claims against the counterparty that its payment may be substantially delayed and may not be paid in full in a bankruptcy or other insolvency proceeding. In addition, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against rights of offset in the event of the MRA counterparty’s bankruptcy or insolvency.

Maximum amount outstanding during the period	$9,248,125
Average amount outstanding during the period*	$9,248,125
Average shares outstanding during the period	1,345,845
Average debt per share outstanding during the period	$6.87

* The average amount outstanding during the period was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the three months ended March 31, 2015.

The reverse repurchase agreements are executed daily based on the previous day’s terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. The implied interest rate was 0.50%, during the three months ended March 31, 2015, on cash received under reverse repurchase agreements.

(4) Disclosures about Derivative Instruments and Hedging Activities: The following is a table summarizing the fair value of derivatives held at March 31, 2015 by primary risk exposure:

	Asset Derivatives	Liability Derivatives
Derivatives not accounted for as hedging instruments	Fair Value	Fair Value

Foreign Currency Exchange Contracts	$11,070	$—
Equity Contracts	212,286	$—

Total	$223,356	$—

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) – continued	March 31, 2015

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain payables and/or receivables with collateral held and/or posted to create one single payment. The provisions of the ISDA Master Agreement typically permit a single net payment by the non-defaulting party in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The Fund’s ISDA Master Agreement provides for the bilateral right of counterparties to terminate derivative contracts prior to maturity due to certain defined Events of Default (including but not limited to failure to pay or deliver or breach of agreement) or defined Termination Events (including but not limited to illegality, tax events or credit events), which could cause the Funds to accelerate payment of any net liability owed to the counterparty.

Futures Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the three months ended March 31, 2015, the Fund held no futures contracts where the underlying currency is long. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the three months ended March 31, 2015, the Fund’s average volume of futures activity was $3,737,813 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

Swap Agreements: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its net asset value. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change of the Fund is impossible to predict, but could be substantial and adverse.

The Fund’s maximum equity price risk to meet its future payments under long swap agreements outstanding as of March 31, 2015 is equal to the total notional amount as shown on the Schedule of Investments. The Fund’s maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited) – continued	March 31, 2015

For the three months ended March 31, 2015, the average volume of long Total Return Equity Swaps was $5,762,631 based on the quarterly notional amount. For the three months ended March 31, 2015, the fund held no short Total Return Equity Swaps. The notional amount represents the U.S. value of the contracts as of the day of the opening transaction or latest contract reset date.

(5) As of March 31, 2015, the aggregate gross unrealized appreciation and depreciation for all securities in which there was an excess of value over tax cost was $2,330,243 and $357,652, respectively.

(6) For more information on significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2.    Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EIP Investment Trust

By (Signature and Title)*	/s/ James Murchie
James Murchie, President (principal executive officer)

Date	05/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James Murchie
James Murchie, President (principal executive officer)

Date	05/26/15

By (Signature and Title)*	/s/ Linda Longville
Linda Longville, Treasurer and Principal Financial and Accounting Officer (principal financial officer)

Date	05/26/15

* Print the name and title of each signing officer under his or her signature.